News Release	Contact:
For Immediate Release	James J. Hyland, VP Investor Relations (636) 534-2369 Email: investor.relations@tlcvision.com

TLCVision Announces Results of 2008 Annual and Special Meeting of Shareholders

ST. LOUIS, MO, June 12, 2008: TLCVision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, held its 2008 Annual and Special Meeting of Shareholders on Tuesday, June 10, 2008 in Toronto, Ontario. At the meeting, shareholders elected the following individuals to serve one-year terms on the Board of Directors:

•	Michael D. DePaolis

•	Jay T. Holmes

•	Olden C. Lee

•	Richard L. Lindstrom

•	Warren S. Rustand

•	James C. Wachtman

•	Toby S. Wilt

TLCVision shareholders also approved the reappointment of Ernst & Young LLP as auditors of the company and ratified the Company’s Shareholder Rights Plan.

James C. Wachtman, President and CEO, and Warren S. Rustand, Chairman, reviewed TLCVision’s strategy for 2008 for each of its three segments: refractive centers, doctor services and eye care. Mr. Wachtman highlighted the company’s recent market share gains and stated that the company is well positioned for growth upon a US economic recovery. Steven P. Rasche, TLCVision’s Chief Financial Officer, reviewed financial results for fiscal year-end 2007 and the first quarter ended 2008 .

TLCVision’s strategy for the next 12 months includes:

1.	Drive revenue growth through existing infrastructure;

2.	Continue to reduce outstanding debt levels;

3.	Continue to reduce cost within the organization; and

4.	Increase market share for its refractive business through strategic initiatives.

Forward Looking Statements

This press release contains certain forward looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, Section 21E of the U.S. Securities Exchange Act of 1934 and Canadian Provincial Securities Laws, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. We caution that all forward-looking information is inherently uncertain and that actual results may differ materially from the assumptions, estimates or expectations reflected in the forward-looking information. A number of factors could cause actual results to differ materially from those in forward-looking statements, including but not limited to economic conditions, the level of competitive intensity for laser vision correction, the market acceptance of laser vision correction, concerns about potential side effects and long term effects of laser vision correction, the ability to maintain agreements with doctors on satisfactory terms, quarterly fluctuation of operating results that make financial forecasting difficult, the volatility of the market price of our common shares, profitability of investments, successful execution of our direct-to-consumer marketing programs, the ability to open new centers, the reliance on key personnel, medical malpractice claims and the ability to maintain adequate insurance therefore, claims for federal, state and local taxes, compliance with industry regulation, compliance with U.S. and Canadian healthcare regulations and disputes regarding intellectual property, many of which are beyond our control.

Therefore, should one or more of theses risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary significantly from what we currently foresee. Accordingly, we warn investors to exercise caution when considering any such forward-looking information herein and to not place undue reliance on such statements and assumptions. We are under no obligation (and we expressly disclaim any such obligation) to update or alter any forward-looking statements or assumptions whether as a result of new information, future events or otherwise, except as required by law.

See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

About TLCVision

TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers’ management, technology access service models, extensive optometric relationships, aggressive consumer advertising and managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract and Eye Care markets. Information about vision correction surgery can be found on the TLC Laser Eye Center’ website at www.lasik.com. More information about TLCVision can be found on the Company’s website at www.tlcv.com.